Exhibit 24.1
                                                                    ------------

                           COMMUNITY PARTNERS BANCORP
                                POWER OF ATTORNEY
                                    FORM S-4

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Barry B. Davall and Michael J. Gormley, as their attorney-in-fact, with power of substitution, for him or her in any and all capacities, to sign any and all amendments (whether pre- or post-effective), to this Registration Statement on Form S-4 of Community Partners Bancorp (SEC File No. 333-_____) and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.


                   Signature                               Title                              Date
                   ---------                               -----                              ----

/s/ Barry B. Davall                      President, Chief Executive Officer and         November 10, 2005
----------------------------------       Director
Barry B. Davall

/s/ Michael J. Gormley                   Vice President, Chief Financial Officer
----------------------------------       and Treasurer                                  November 10, 2005
Michael J. Gormley                       (Principal Financial Officer)

/s/ Michael Bis                          Controller and Chief Accounting Officer        November 10, 2005
----------------------------------       (Principal Accounting Officer)
Michael Bis

/s/ Charles T. Parton                    Chairman of the Board                          November 10, 2005
----------------------------------
Charles T. Parton

/s/ Joseph F.X. O'Sullivan               Vice Chairman of the Board                     November 10, 2005
----------------------------------
Joseph F.X. O'Sullivan

/s/ Michael W. Kostelnik, Jr.            Director                                       November 10, 2005
----------------------------------
Michael W. Kostelnik, Jr.

/s/  Frank J. Patock, Jr.                Director                                       November 10, 2005
----------------------------------
Frank J. Patock, Jr.

/s/ Robert B. Cagnassola                 Director                                       November 10, 2005
----------------------------------
Robert B. Cagnassola

/s/ Frederick H. Kurtz                   Director                                       November 10, 2005
----------------------------------
Frederick H. Kurtz

/s/ John J. Perri, Jr.                   Director                                       November 10, 2005
----------------------------------
John J. Perri, Jr.
